SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2013

DIRECTVIEW HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-53741	20-5874633
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21218 Saint Andrews Blvd., suite 323, Boca Raton, FL	33433
(Address of principal executive offices)	(Zip Code)

(561) 750-9777
(Registrant’s telephone number, including area code)

N/A
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01 CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Previous independent registered public accounting firm

On January 15, 2013, Directview Holdings, Inc. (the “Company”) was informed by its independent registered public accounting firm, Sherb & Co., LLP (“Sherb”) that it has combined its practice with RBSM LLP (“the Merger”) effective January 1, 2013.   As a result of the combination and upon notice by Sherb to the Company, on that date Sherb in effect resigned as the Company’s independent registered public accounting firm.  On March 13, 2013, RBSM LLP was engaged as the Company’s independent registered public accounting firm.

The principal accountant’s reports of Sherb on the Company’s financial statements  as of and for the two years ended December 31, 2012 and December 31, 2011  did not contain an adverse opinion or disclaimer of opinion, and such reports were not qualified or modified as to audit scope or accounting principles.  The principal accountant’s reports of Sherb on the financial statements of the Company for the years ended December 31, 2012 and 2011 contained an explanatory paragraph disclosing the uncertainty regarding the Company’s ability to continue as a going concern.

During the two years ended December 31, 2011 and 2010, and through the date of this Current Report on Form 8-K, there were no disagreements with Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to Sherb's satisfaction would have caused it to make reference thereto in connection with its reports on the financial statements for such years. During the two years ended December 31, 2012 and 2011, and through the date of this Current Report on Form 8-K, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

During the two years ended December 31, 2011 and 2010 and through the date of this Current Report on Form 8-K, the Company did not consult with RBSM with respect to any of (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or an event of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Sherb with a copy of the foregoing disclosure and requested Sherb to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of such letter, dated March 13, 2013, furnished by Sherb, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

 ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial statements of businesses acquired.

Not applicable

(b)   Pro forma financial information.

Not applicable

(c)    Shell company transactions.

Not applicable

(d) Exhibits

Exhibit No.	Description of Exhibit
16.1	Letter dated March 13, 2013 from Sherb & Co LLP to the Securities Exchange Commission

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIRECTVIEW HOLDINGS, INC.

Dated: March 13, 2013	By:	/s/ Roger Ralston
Name: Roger Ralston
Chief Executive Officer

3